                                                                    Exhibit 99.2

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI Financial Services Inc.       Case No. 03-12657 (MFW)
                                        Reporting Period: 06/01/04 - 06/30/04


                            MONTHLY OPERATING REPORT
                File with Court and submit copy to United States
                    Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                               FORM NO.       ATTACHED        ATTACHED
------------------                                                               --------       --------      -----------
Schedule of Cash Receipts and Disbursements                                      MOR - 1A         x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)           MOR - 1B         x
Statement of Operations                                                          MOR - 2
Balance Sheet                                                                    MOR - 3
Status of Postpetition Taxes                                                     MOR - 4          x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                 x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                        x
Summary of Unpaid Postpetition Debts                                             MOR - 4          x
    Listing of aged accounts payable                                                              x
Accounts Receivable Aging                                                        MOR - 5          x
Debtor Questionnaire                                                             MOR - 5          x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Montgomery W. Cornell                                   Vice President
-------------------------                                   --------------------
Signature of Responsible Party                              Title

Montgomery W. Cornell                                       7/26/2004
---------------------                                       --------------------
Printed Name of Responsible Party                           Date

PREPARER:

/s/ Andrew Stearns                                        Vice President
------------------                                        ----------------------
Signature of Preparer                                     Title

Andrew Stearns                                            7/26/2004
--------------                                            ----------------------
Printed Name of Preparer                                  Date

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)               REPORTING PERIOD: 06/01/04 - 06/30/04

SCHEDULE OF CASH RECEIPTS AND
DISBURSEMENTS
(in thousands)

                                                         CURRENT MONTH              CUMULATIVE FILING TO DATE
                                                  DEBTOR          NON-DEBTOR (k)          ACTUALS
                                                  ------          --------------          -------
CASH BEGINNING                                    1,667              167                     7,565

RECEIPTS
Owned Domestic Lease Payments                     1,039                -                    26,868
Securitization Collections / (Transfers) (a)          -                3                   240,701
Repayment From / (To) Trusts                          -                -                        89
Owned International Lease Payments (b)            3,552                -                    15,998
International Bank Transfers In (l)                 244                -                     3,554
Receipts on Behalf of Affiliates                    250                -                     5,914
DIP Advances                                      3,450                -                    40,295
Other Receipts (c)                                  805                -                    49,500
                                                  -----              ---                  --------
TOTAL RECEIPTS                                    9,340                3                   382,919
                                                  -----              ---                  --------
DISBURSEMENTS
Payroll (d)(e)                                     (467)               -                    (6,911)
Benefits (d)(e)                                     (52)               -                      (787)
Building Costs (f)                                  (67)               -                    (1,333)
Equipment Costs                                     (48)               -                    (1,346)
Auto, Travel & Entertainment                         (3)               -                      (187)
Outside Services (g)                                (56)               -                      (657)
Sales & Use Taxes                                   (28)               -                    (1,310)
Debt Repayment to Banks (b)(h)                   (3,805)               -                   (13,499)
International Bank Transfers Out (l)               (244)               -                    (4,629)
Servicer Disbursements (a)                            -             (100)                 (244,450)
Payments on Behalf of Affiliates (i)               (236)              37                    (6,127)
Other Expense (j)                                   (42)              (1)                   (2,763)

DIP Repayments                                   (1,521)               -                   (62,324)
DIP Operating Reserve (o)                             -                -                   (14,395)
DIP Fees                                           (250)               -                    (3,050)
Professional Fees (p)                            (3,001)               -                   (25,279)
U.S. Trustee Quarterly Fees                           -                -                      (144)
                                                  ------             ---                  --------
TOTAL DISBURSEMENTS                              (9,820)             (64)                 (389,191)
                                                  ------             ---                  --------

NET CASH FLOW                                      (480)             (61)                   (6,272)
                                                  ------             ---                  --------

CASH END OF MONTH                                 1,187              106                     1,293
                                                  ------             ---                  --------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH DEBTOR COLUMN)

TOTAL DISBURSEMENTS                                                                         (9,820)
   Transfers to Debtor in Possession Accounts                                                    -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                      -
   Payments on Behalf of Affiliates (i)                                                        236
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                             (9,584)

                                                                          MOR-1A
See footnotes following MOR - 1B.

IN RE DVI FINANCIAL SERVICES INC.
CASE NUMBER: 03-12657 (MFW)               REPORTING PERIOD: 06/01/04 - 06/30/04

BANK RECONCILIATIONS
(in thousands)

                                                         DEBTOR ACCOUNTS                    NON-DEBTOR ACCOUNTS      CURRENT MONTH
                                             --------------------------------------    ----------------------------  -------------
                                             DEBTOR OPERATING     International (m)    RESTRICTED (k)   Lockbox (a)    Actuals
                                             ----------------     -----------------    --------------   -----------    -------
CASH BEGINNING OF MONTH                             444              1,223                       2        165          1,834

RECEIPTS
Owned Domestic Lease Payments                     1,039                  -                       -          -          1,039
Securitization Collections / (Transfers) (a)          -                  -                       3          -              3
Repayment From / (To) Trusts                          -                  -                       -          -              -
Owned International Lease Payments (b)                -              3,552                       -          -          3,552
International Bank Transfers In (l)                   -                244                       -          -            244
Receipts on Behalf of Affiliates                    250                  -                       -          -            250
DIP Advances                                      3,450                  -                       -          -          3,450
Other Receipts (c)                                  805                  -                       -          -            805

                                                  -----              -----                     ---        ---          -----
TOTAL RECEIPTS                                    5,544              3,796                       3          -          9,343
                                                  -----              -----                     ---        ---          -----

DISBURSEMENTS
Payroll (d)(e)                                     (274)              (193)                      -          -           (467)
Benefits (d)(e)                                     (48)                (4)                      -          -            (52)
Building Costs (f)                                  (66)                (1)                      -          -            (67)
Equipment Costs                                     (48)                 -                       -          -            (48)
Auto, Travel & Entertainment                          -                 (3)                      -          -             (3)
Outside Services (g)                                (32)               (24)                      -          -            (56)
Sales & Use Taxes                                   (28)                 -                       -          -            (28)
Debt Repayment to Banks (b)(h)                        -              3,805)                      -          -         (3,805)
International Bank Transfers Out (l)                  -               (244)                      -          -           (244)
Servicer Disbursements (a)                            -                  -                    (100)         -           (100)
Payments on Behalf of Affiliates (i)               (236)                 -                      37          -           (199)
Other Expense (j)                                   (32)               (10)                      -         (1)           (43)

DIP Repayments                                   (1,521)                 -                       -          -         (1,521)
DIP Operating Reserve (o)                             -                  -                       -          -              -
DIP Fees                                           (250)                 -                       -          -           (250)
Professional Fees (p)                            (3,001)                 -                       -          -         (3,001)
U.S. Trustee Quarterly Fees                           -                  -                       -          -              -

                                                  -----              -----                     ---        ---          -----
TOTAL DISBURSEMENTS                              (5,536)             4,284)                    (63)        (1)        (9,884)
                                                  -----              -----                     ---        ---          -----

NET CASH FLOW                                         8               (488)                    (60)        (1)          (541)
                                                  -----              -----                     ---        ---          -----

CASH END OF MONTH                                   452                735                     (58)       164          1,293
                                                  -----              -----                     ---        ---          -----

BANK BALANCE                                        531                735                       -        164          1,430
   Deposits in Transit                                -                  -                       -          -              -
   Outstanding Checks                              (137)                 -                       -          -           (137)
   Non-Debtor Funds in Debtor Accounts (k)           58                  -                     (58)         -              -
   Other (n)                                          -                  -                       -          -              -
ADJUSTED BANK BALANCE                               452                735                     (58)       164          1,293
                                                  -----              -----                     ---        ---          -----

See footnotes on following page.                                        MOR - 1B

DVI FINANCIAL SERVICES INC.               REPORTING PERIOD: 06/01/04 - 06/30/04
CASE NUMBER: 03-12657 (MFW)

MOR 1-A & 1-B FOOTNOTES (all $ amounts in thousands)

(a) Effective February 3, 2004 DVI Financial Services, Inc. (DFS), case #03-12657 transferred its servicing responsibility to Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services. As a result, amounts shown for lockbox activity in June 2004 represents only miscellaneous fees and returned NSF checks and are included in the disbursements for the restricted accounts shown under the "Non-Debtor Accounts" column.

(b) DFS has international branches in the United Kingdom and Turkey. Both branches have lease receivables from customers and debt payable to local banks. In June, $3,552 of customer payments was received in the Debtors bank accounts (see footnote h).

(c) The $805 of other receipts consists mainly of $500 for the fourth of twelve monthly installments for payment of Servicer Rights arising from the transfer of servicing to US Bancorp (effective February 3, 2004), $219 sale of Jamision, PA townhouse, $86 in customer late charges and miscellaneous.

(d) The number of employees at the end of the period as compared to pre-petition:

              July 2003     231
              June 2004     10

(e) The benefit-to-payroll (not including KERP) relationship, with an allocation of benefits similar to payroll was 18.0% for DFS. Expenses were adjusted for Cobra costs to be reimbursed and payments for prior period workers compensation.

(f) Building costs of $67 consist of the following: Jamison, PA rent - $74, rental storage - $5, International - $1, utilities - $10 and other miscellaneous - $4. Allocation to DVI Business Credit Corporation (BC), case #03-12658 - ($27).

(g) Outside services costs of $56 are comprised of the following: workout/collections consultants and counsel expenditures - $37, payroll processing costs - $1, International - $24. Allocation to BC - ($6).

(h) Certain foreign banks directed DFS foreign lessees to make payments directly to foreign banks which has resulted in the paydown of senior secured pre-petition debt owed to these foreign banks. Principal payments made from DFS accounts total $3,805 during June.

(i) The $236 paid by DFS on behalf of affiliates consists of the allocation of Jamison-based costs to BC totaling $154, and the direct payment of BC invoices for $82.

(j) Other expenses of $43 are comprised of the following: staffing and clerical - $26, electronic data processing - $3, bank service charges - $3, other miscellaneous - $6, International - $10 largely due to temporary staffing. Allocation to BC - ($6). Non-debtor costs of $1 were for miscellaneous fees and returned NSF checks (see footnote a).

(k) Securitization collections and servicer disbursements are non-Debtor restricted funds passing through an unrestricted collection account (No.
      6540). Procedures are in place to sweep these funds to the appropriate place in a timely manner. Due to the transfer of servicing, such activity will be limited in the current and future periods.

(l) Transfers of $244 were received in the international branch accounts during June. These transfers are primarily for cash management within DFS and also for transfers from foreign subsidiaries.

Transfers of $244 were paid out of the international branch accounts during June. These transfers are primarily for cash management within DFS and also for transfers to foreign subsidiaries.

(m)   Accounts for international branches of DFS (see footnote b).

(n)   Primarily returned wires and checks.

(o) Estimated by DFS per DIP loan agreement approved by the Court on December 1, 2003. DIP balance as of the end of June is $80.9 million.

(p) Unpaid non-ordinary course professional fees outstanding as of the end of June 2004 are estimated at $4,987. The fees consist of both Court required holdback amounts and unpaid invoices.

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   06/01/04 - 06/30/04

                        STATUS OF POSTPETITION TAXES (A)
(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                                        Beginning           Amount                               Ending
                                                           Tax            Withheld or            Amount            Tax
                                                        Liability           Accrued               Paid          Liability
                                                        ---------         -----------            ------         ---------
FEDERAL
Withholding                                                     -                77                (73)                4
FICA-Employee                                                   -                20                (20)                -
FICA-Employer (b)                                               -                20                (20)                -
Unemployment                                                    -                 -                  -                 -
Income (c)(d)                                              36,557            (1,988)              (396)           34,173
Other                                                           -                 -                  -                 -
    Total Federal Taxes                                    36,557            (1,871)              (509)           34,177
STATE AND LOCAL
Withholding                                                     -                10                (10)                -
Sales (b)(e)                                                3,188                 -                  -             3,188
Excise                                                          -                 -                  -                 -
Unemployment                                                    -                 -                  -                 -
Real Property (e)                                               -                 -                  -                 -
Personal Property (e)                                           -                 -                  -                 -
Florida Doc Stamp                                               -                 -                  -                 -
Franchise                                                       -                 -                  -                 -
Other: Local Income Tax Withholding                             -                 3                 (3)                -
    Total State and Local                                   3,188                13                (13)            3,188
TOTAL TAXES                                                39,745            (1,858)              (522)           37,365

                      SUMMARY OF UNPAID POSTPETITION DEBTS
(in thousands)

ACCOUNTS PAYABLE AGING (f)                                                                                       AMOUNT
--------------------------                                                                                       ------
0 - 30 days                                                                                                       211
31 - 60 days                                                                                                        -
61 - 90 days                                                                                                        -
91+ days                                                                                                            -
TOTAL ACCOUNTS PAYABLE                                                                                            211

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

See footnotes on following page.                                           MOR-4

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 06/01/04 - 06/30/04
CASE NUMBER: 03-12657 (MFW)

MOR 4 FOOTNOTES

(a) Debtor is required to periodically pay state and federal income taxes, state franchise taxes, state and county personal property taxes, and license taxes. Per the tax affidavit, the Debtor submitted all required postpetition tax returns due during the reporting period.

(b) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities. Amounts collected and remitted in any reporting period will vary due to variations in sales tax reporting periods and filing due dates.

(c) Deferred taxes on income result from temporary differences between the reporting of income for financial statement and tax reporting purposes. Such differences arise principally from recording gains on sales of financing transactions, provision for losses on receivables, valuation allowances and lease transactions in which the operating lease method of accounting is used for tax purposes and the financing lease method is used for financial statement purposes. Under the operating lease method, leased equipment is recorded at cost and depreciated over the useful life of the equipment, and lease payments are recorded as revenue when earned.

(d) Includes non-Debtor transfer of tax benefit to DVI Financial Services, Inc. from subsidiaries. In June, the beginning balance is reduced by $7,041 for the tax effect of New Valley Health Group Inc.'s impairment of goodwill (see May 2004 monthly operating report asset sale appendix #1 for DVI Business Credit Corporation, case #03-12658).

(e) US Bancorp Portfolio Services, as part of the transfer of servicing, has administrative responsibility after January 2004 for sales taxes and property taxes.

(f) Includes only postpetition trade payables. See footnote (p) in the MOR 1-A & 1-B footnotes for information regarding outstanding amounts due to professionals.

In re DVI Financial Services Inc.        Case No. 03-12657 (MFW)
                                         Reporting Period:   06/01/04 - 06/30/04

                            ACCOUNTS RECEIVABLE AGING
(in thousands)

ACCOUNTS RECEIVABLE AGING (A)(B)(C)                 AMOUNT
Debtor-owned contract receivables                   191,589

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                                          YES        NO
1.    Have any assets been sold or transferred outside the normal course of business this reporting period?
      If yes, provide an explanation below.                                                                                       X

2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
      If yes, provide an explanation below.                                                                                       X

3.    Have all postpetition tax returns been timely filed?  If no, provide an
      explanation below.                                                                                                X

4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect?  If no, provide an explanation below.                                                        X

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See footnotes on following page.                                           MOR 5

DVI FINANCIAL SERVICES INC.                REPORTING PERIOD: 06/01/04 - 06/30/04
CASE NUMBER: 03-12657 (MFW)

MOR 5 FOOTNOTES (all $ amounts in thousands)

(a) Due to the transfer of servicing from DVI Financial Services Inc. ("DFS") to US Bancorp Portfolio Services ("USBPS") as of February 3, 2004, the Debtor no longer records activity for contract receivables within their portfolio management software (both owned and non-debtor). As a result, DFS is only able to provide aggregate receivable balances for contracts as of February 29, 2004. In addition, since DFS has ceased servicing non-debtor owned contracts in securitization pools, only the receivables balance for Debtor-owned contracts that are direct assets of the estate will be provided. Further information into the performance of securitized contracts can be collected through publicly filed documents filed with the Securities Exchange Commission ("SEC"). Such information can be retrieved by visiting the SEC website at www.sec.gov.

(b)   Consists of the following Debtor-owned contract receivables categories:

Serviced by USBPS                                 $106,445
Serviced by DFS and other parties                   28,704
International owned contract receivables            56,440
                                                    ------
Total                                             $191,589

(c) Receivables are listed at par, but are not expected to be recovered at par and will likely be severely impaired.

DVI Financial Services Inc.
Case No. 03-12657 (MFW)
Case No. 03-12657 (MFW)



                           DVI FINANCIAL SERVICES INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI Financial Services Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court as well as $3.6 million of pre-petition sales and use tax liabilities which have been authorized but for which sufficient funds are not yet available.

      7/26/2004                       /s/ Montgomery W. Cornell
-------------------------             ------------------------------------------
        Date                           Signature of Responsible Party
                                               Montgomery W. Cornell